UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2023

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midland Intl. Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

(432) 276-3966

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	ASTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 12, 2023, MergerMarket published an article containing certain statements attributed to an officer of AST SpaceMobile, Inc. (“we” “us” or the “Company”) with respect to which we are providing certain clarifications and corrections.

In particular:

●

The MergerMarket article incorrectly stated that we have a burn rate for operational expenses of around $40 million annually. As we have previously disclosed, we are currently using cash at the rate of approximately $40 million per quarter for adjusted operating expenses. We understand that MergerMarket attempted to correct their error in later versions of the article by changing “annually” to “quarterly” but did not change “operational expenses” to “adjusted operating expenses”, which is the correct line item.

●	The MergerMarket article stated that the company’s audit opinion validated our projections of more than 12 months in cash. That statement was intended to state that our independent auditors had issued their audit report with respect to our financial statements as of and for the fiscal years ended December 31, 2021 and 2022 on March 31, 2023 without a going concern paragraph, and we issued our interim financial statements for the quarter ended March 31, 2023 without a going concern qualification. Our need for capital in the future may result in our independent auditors or management expressing substantial doubt about our ability to continue as a going concern in future financial statements.
●	The MergerMarket article indicated that we are “engaging with strategics to fund future launches,” “engaging with potential strategic partners…through non-dilutive sources as well as equity,” “racing forward” with potential strategic partners and “exploring a range of options for bringing in revenue.” As previously disclosed, we require a substantial amount of capital, and we expect such requirements will continue to increase in the future. We are regularly in discussions with various financing sources to enhance liquidity, including strategic partners, and have considered and will continue to consider numerous options to raise capital. We may raise additional funds through the issuance of equity, equity-linked or debt securities (secured or unsecured) and/or incurrence of secured or unsecured loans or other debt facilities. However, we have not obtained any commitments or entered into any agreement with respect to financing from strategic partners and no such transaction with a strategic partner is imminent. Although four of our six strategic partners who are investors in the Company have invested on two occasions, there can be no assurance that any of these investors will continue to invest in the Company and we have no current agreements with any of these parties, or any other strategic partner, to invest in the Company.

Forward-Looking Statements

This communication contains “forward-looking statements” that are not historical facts, and involve risks and uncertainties that could cause actual results of AST SpaceMobile to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “would,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside AST SpaceMobile’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) expectations regarding AST SpaceMobile’s strategies and future financial performance, including AST’s future business plans or objectives, expected functionality of the SpaceMobile Service, anticipated timing and level of deployment of satellites, anticipated demand and acceptance of mobile satellite services, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals, ability to finance its research and development activities, commercial partnership acquisition and retention, products and services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and AST’s ability to invest in growth initiatives; (ii) the negotiation of definitive agreements with mobile network operators relating to the SpaceMobile service that would supersede preliminary agreements and memoranda of understanding; (iii) the ability of AST SpaceMobile to grow and manage growth profitably and retain its key employees and AST SpaceMobile’s responses to actions of its competitors and its ability to effectively compete; (iv) changes in applicable laws or regulations; (v) the possibility that AST SpaceMobile may be adversely affected by other economic, business, and/or competitive factors; (vi) the outcome of any legal proceedings that may be instituted against AST SpaceMobile; and (vii) other risks and uncertainties indicated in the Company’s filings with the SEC, including those in the Risk Factors section of AST SpaceMobile’s Form 10-K filed with the SEC on March 31, 2023.

The planned testing of the BlueWalker3 (“BW3”) test satellite may not be completed as currently planned due to a variety of factors, which could include loss of satellite connectivity, destruction of the satellite, or other communication failures, and even if completed as planned, the BW3 testing may indicate adjustments that are needed or modifications that must be made, any of which could result in additional costs, which could be material, and delays in commercializing our service. If there are delays or issues with our testing, it may become more costly to raise capital, if we are able to do so at all.

AST SpaceMobile cautions that the foregoing list of factors is not exclusive. AST SpaceMobile cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors incorporated by reference into AST SpaceMobile’s Form 10-K filed with the SEC on March 31, 2023. AST SpaceMobile’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, AST SpaceMobile disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

Adjusted operating expense is an alternative financial measure used by management to evaluate our operating performance as a supplement to our most directly comparable U.S. GAAP financial measure. We define Adjusted operating expenses as Total operating expenses adjusted to exclude amounts of stock-based compensation expense and depreciation and amortization expense. We believe Adjusted operating expense is a useful measure across time in evaluating the Company’s operating performance as we use Adjusted operating expenses to manage the business, including in preparing our annual operating budget and financial projections. Adjusted operating expenses is a non-GAAP financial measure that has no standardized meaning prescribed by GAAP, and therefore has limits in its usefulness to investors. Because of the nonstandardized definition, it may not be comparable to the calculation of similar measures of other companies and are presented solely to provide investors with useful information to more fully understand how management assesses performance. This measure is not, and should not be viewed as, a substitute for its most directly comparable GAAP measure of Total operating expenses.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2023

AST SPACEMOBILE, INC.

By:	/s/ Sean R. Wallace
Name:	Sean R. Wallace
Title:	Chief Financial Officer